Exhibit 10.1

LOAN AGREEMENT

-Lender-

[DASAN Networks, Inc.]

-the Borrower-

[DASAN Network Solutions, Inc.]

2020. 3. 3.

Loan Agreement

THIS LOAN AGREEMENT (this “Agreement”) is entered into on this 3rd day of March, 2020 by and between:

Lender	DASAN Networks, Inc. Daewang Pangyo-ro 644 beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Republic of Korea (the “Lender”)

Borrower	DASAN Network Solutions, Inc. Daewang Pangyo-ro 644 beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Republic of Korea (the “Borrower”)

RECITALS

WHEREAS, the Borrower has requested the Lender to make available to the Borrower a loan in an aggregate amount of 22,400,000,000 KRW in order to finance its business operation, and the Lender has agreed to make the loan to the Borrower in the aggregate amount of 22,400,000,000 KRW.

NOW, THEREFORE, the parties hereby agree as follows:

Section 1.     Definitions

Unless otherwise provided herein, the following terms are used in this Agreement and the Recitals with the respective meanings ascribed to such terms below and shall be interpreted accordingly.

1.

Unless the context requires otherwise, terms defined in the singular shall have the corresponding meaning in the plural, and vice versa, and any reference made to an agreement shall include the agreement as well as the written instrument thereof.

2.	Any reference made to a different agreement shall include amendment to or modification of such agreement.

3.

Any reference to law, enforcement decree, enforcement rule, public notice, plan, etc. shall mean law, enforcement decree, enforcement rule, public notice, plan, etc. effective as of the date hereof, and in the event of amendment thereto or substitution thereof after the date hereof, such reference shall include the respective amendment or substitution.

4.	Unless otherwise provided herein, parties to this Agreement and any person referred to in this Agreement shall include their legally designated successor.

“Loan” means, as of any date of determination, the total outstanding amount of the loan in the amount of KRW 22,400,000,000 provided by the Lender to the Borrower under this Agreement.

“Drawdown” means payment of the loan amount by the Lender to the Borrower in accordance with the terms of this Agreement.

“Drawdown Date” means the date on which the Drawdown is made under this Agreement, and shall specifically mean March 12, 2020.

“Maturity Date” means the date falling 2 years from the Drawdown Date, and shall specifically mean March 11, 2022.

“Outstanding Obligations” means, as of any date of determination, the sum of the Loan and any unpaid interest (including any default interest) incurred thereon.

“Business Day” means any day (other than a Saturday, Sunday or a legal holiday) on which banks are open for business in the Republic of Korea.

“Interest Period” means, in principle, each six month period commencing on the Drawdown Date. For the avoidance of doubt, Interest Periods are as follows:

1.	Initial Interest Period: Drawdown Date – June 30, 2020
2.	2nd Interest Period: July 1, 2020 – December 31, 2020
3.	3rd Interest Period: January 1, 2021 – June 30, 2021
4.	4th Interest Period: July 1, 2021 – December 31, 2021
5.	5th Interest Period: January 1, 2022 – March 11, 2022

“Interest Payment Date” means the first day of each Interest Period.

“Prepayment” means prepayment of all or any part of the Loan prior to the Maturity Date in accordance with the terms provided in Section 7 Clause 3 hereof.

“Share Pledge” means the Share Pledge Agreement to be entered into by and among the Borrower, the Lender and DASAN NETWORK SOLUTIONS, INC. (the Borrower’s shareholder) pursuant to which security interest will be established to secure the Secured Obligations.

“Share Pledgor” means DASAN NETWORK SOLUTIONS, INC. established under laws of the United States.

“Security Agreement (Personal Property)” means the agreement with respect to the personal property of the Borrower to be entered into by and between the Borrower and the Lender pursuant to which security interest will be established to secure the Secured Obligations.

“Security Agreement (AR)” means the agreement to be entered into by and between the Borrower and the Lender pursuant to which the Borrower will transfer account receivables to the Lender in order to secure the Secured Obligations.

“Event of Default” means each of the events set forth in Section 10 Clause 1, and

“Default” means the occurrence of the Event of Default.

“Secured Obligations” means all the payment obligation of the Borrower towards the Lender under this Agreement such as repayment of principal of the Loan, etc.

Section 2.    Loan Facility

Clause 1     Loan Facility

On the terms and conditions of this Agreement, the Borrower agrees to borrow from the Lender and the Lender agrees to make available to the Borrower, a loan in the aggregate amount of 22,400,000,000 KRW.

Clause 2     Use of Funds

The Borrower shall use the proceeds of the loan obtained under this Agreement to finance its business operation, provided that the proceeds of the loan will be used firstly to repay the outstanding debts of Dasan Zhone Solutions, Inc. (“Parent”) to PNC Bank, National Association.

Section 3     Drawdown

Clause 1    Drawdown

Subject to the satisfaction of the conditions precedent to Drawdown set forth in Clause 2 below, the Lender shall wire transfer 22,400,000,000 KRW into the bank account opened in the name of the Borrower at Industrial Bank of Korea (Account No. 528030277604045) on the Drawdown Date. Upon wire transfer and remittance of such amount to the bank account, the Lender’s obligation to Drawdown shall be deemed fulfilled.

Clause 2     Conditions Precedent to Drawdown

(1)	The obligation of the Lender to provide the loan amount is subject to the satisfaction of each of the following conditions precedent.

1.

The Borrower shall have submitted all the drawdown conditions precedent deliverables listed in Appendix 1; provided, however, the deliverables shall be true and accurate and shall be in form and substance satisfactory to the Lender.

2.	No Event of Default set forth in Section 10 Clause 1 or breach of covenants set forth in Section 9 shall have occurred and is continuing.

3.	No violation of this Agreement on the part of the Borrower shall have occurred and be continuing.

(2)

Notwithstanding Clause 1 above, in the event the Lender reasonably determines any information or statement provided by the Borrower, orally or by written instrument, prior to the Drawdown Date or any representation and warranty set forth in Section 8 is false or inaccurate in material respect, the Lender may not provide all or any portion of the loan amount.

Section 4.     Interest

Clause 1     Interest Rate

The Loan shall bear interest at a rate per annum equal to 4.6% during the loan period.

Clause 2     Computation

Unless otherwise explicitly provided herein, interest on the Loan shall be calculated on the basis of the actual number of days (including the first day but excluding the last day) elapsed over a year of 365 days (or 366 days, if applicable),

Clause 3     Default Interest

If any principal of or interest on the Loan, fee or any amount payable by the Borrower hereunder is not paid when due, such overdue amount shall bear interest at a rate per annum equal to 9.2%. The actual number of days elapsed shall be calculated in accordance with Clause 2 above.

Section 5.     Fees

Notwithstanding whether or not the Drawdown has been effected, the Borrower shall be liable for each of the following expenses and costs (including any and all taxes imposed thereon).

1.	All reasonable attorneys’ fees and expenses related to the loan transaction contemplated herein;
2.	all expenses incurred due to establishing, maintaining and enforcing security interest related to the loan transaction contemplated herein;
3.	all fees and expenses, including attorneys’ fee and legal costs, paid by the Lender in order to collect the Loan and any amount due under this Agreement;
4.	all the other expenses incurred by the Lender in connection with securing and maintaining its rights under this Agreement; and
5.

all the other costs incurred in order to effect the loan transaction contemplated herein in compliance with any law, regulations of any governmental authority, etc. (such as costs of accounting due diligence, credit review, etc.)

Section 6     Interest Payment and Repayment

Clause 1     Interest Payment

The Borrower shall pay interest applicable for the relevant Interest Period in advance to the Lender on each Interest Payment Date.

Clause 2     Repayment of Principal

The Borrower shall repay the full amount of the Loan to the Lender on the Maturity Date.

Clause 3     Prepayment

(1)

The Borrower may, by 5 Business Days’ advance notice to the Lender, prepay the Loan in full or in part (for partial prepayment, the minimum amount of prepayment shall be 1,000,000,000 KRW or integral multiples thereof).

(2)	The Borrower shall pay interest accrued up to the date of prepayment together with the prepayment amount.

Clause 4Application

All amounts received by the Lender under this Agreement (including by legal action, enforcement of security and set-off) shall be applied in the following order of priority:

1.	All costs and fees payable by the Borrower to the Lender under this Agreement
2.	All default interest payable by the Borrower to the Lender under this Agreement
3.	All interest payable by the Borrower to the Lender under this Agreement
4.	Loan amount payable by the Borrower to the Lender under this Agreement

Clause 5     Business Days

Whenever any payment is to be made on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day.

Clause 6Termination of the Agreement

This Agreement shall terminate on the date on which the Borrower repays the Loan in full (including all principal, interest, fees, costs and all other amounts payable under this Agreement.

Section 7     Security

Clause 1     Share Pledge

(1)

The Borrower shall procure the establishment by DASAN NETWORK SOLUTIONS, INC. (a US corporation established in accordance with the laws of the State of California) of a pledge over all of the shares issued by the Borrower and held by DASAN NETWORK SOLUTIONS, INC. in order to secure the Secured Obligations.  The maximum amount secured shall be 43,300,000,000 KRW which is 130% of the aggregate of (a) the Loan amount and (b) the loan obligations owed by the Borrower, the Parent or DASAN NETWORK SOLUTIONS, INC. to the Lender and outstanding under the loan agreements detailed below:

Currency	Amount	Loan Date / Maturity Date	Borrower	Lender	Security
USD	1,800,000	February 15, 2016 / May 27, 2022	DASAN NETWORK SOLUTIONS, INC. (USA)	The Lender	64% of the outstanding shares of DNS Japan
USD	6,000,000	December 27, 2018 / May 27, 2022	The Parent	The Lender
KRW	1,500,000,000	March 27, 2018 / May 27, 2022	The Borrower	The Lender	All M1 assets

(2)	The pledge of shares shall be by way of a ‘registered pledge’.
(3)

Upon the occurrence of an Event of Default under Section 10, Clause 1 and acceleration of the Loan under Section 10, Clause 2.1.2, if the Outstanding Obligations and any other fees and expenses have not been fully paid, the Lender may, at any time, enforce the pledge.

Clause 2Security Agreement (Personal Property)

(1)	The Borrower grants a security interest over the personal property of the Borrower listed in Appendix 2 hereof to secure the Secured Obligations.
(2)

Upon the occurrence of an Event of Default under Section 10, Clause 1 and acceleration of the Loan under Section 10, Clause 2.1.2, if the Outstanding Obligations and any other fees and expenses have not been fully paid, the Lender may, at any time, dispose of the property subject to the security interest.

Clause 3Security Agreement (AR)

(1)	The Borrower shall grant a security interest over the accounts receivable of the Borrower listed in Appendix 3 hereof (the “AR”) to secure the Secured Obligations.
(2)	If an Event of Default has occurred and is continuing, the Lender may at any time dispose of the AR subject to the security interest.

Clause 4IP Pledge

(1) The Borrower shall cause the pledge over the Borrower’s interest in the intellectual property listed in Appendix 4 hereof (the “Subject IP”) to be released by the current pledgee within 15 days of the Drawdown Date and to de-register the pledge on the registry maintained by the Korean Intellectual Property Office.

(2) The Borrower shall enter into a pledge agreement (the “IP Pledge”) for the purpose of establishing a pledge over the Subject IP to secure the Secured Obligations and the maximum amount secured shall be 43,300,000,000 KRW .

(3) Promptly after execution of the IP Pledge, the Borrower shall take all steps to register the pledge on the registry maintained by the Korean Intellectual Property Office.

Section 8     Borrower’s Representation and Warranties

The Borrower represents and warrants to the Lender as follows

Clause 1     Incorporation and Binding Agreement

The Borrower is a corporation duly organized and existing under the laws of Korea, has full legal right, power and authority to execute, deliver and perform its obligations under this Agreement and all documents ancillary thereto (hereinafter, the “Agreement and Related Documents”).  The Agreement and Related Documents constitutes the legal, valid and binding obligations of the Borrower.

Clause 2     Compliance with Law

The entry into and performance by the Borrower of this Agreement and Related Documents does not conflict with any law or regulation, the Borrower’s articles of incorporation or other constitutional documents of the Borrower.

Clause 3     Litigation

No litigation, arbitration or other dispute is presently pending or, to the best knowledge of the Borrower, threatened against I which may have a material adverse effect on the Borrower’s business, assets or financial condition.

Clause 4     Pari Passu Ranking and Collateral

(1)

The indebtedness incurred and to be incurred by the Borrower under this Agreement, including the Loan, rank at least pari passu in priority of payment and in all other respects with all other indebtedness and obligations of the Borrower except for obligations explicitly provided for herein.

(2)

No legal encumbrance exists over any of the assets to be provided as security under this Agreement by the Borrower, the Share Pledgor or any other security provider and the Borrower, the Share Pledgor and any other security provider has full right and title in its relevant assets.

(3)

The establishment of a security over the assets to be provided as security under this Agreement is not being made for the purpose of defrauding or infringing upon the rights of any of the creditors of the Borrower, the Share Pledgor or any other security provider.

Clause 5No contingent liability

As of the date of this Agreement, the Borrower does not have any significant liabilities (contingent or otherwise) or any unrealized or anticipated losses which are not disclosed by the financial statements that have been submitted to the Lender, and to the best of the Borrower’s knowledge, there are no significant liabilities pending which may have a material adverse effect in the business, assets or financial condition of Borrower.

Clause 6    Other Obligations

The Borrower has not taken any action, nor is it in default under any agreement to which it is a party which might have a material adverse effect on the ability of the Borrower to perform its obligations hereunder.

Clause 7 Accuracy of Information

Any factual information provided by the Borrower to the Lender in connection with this Agreement is complete and correct in all material respects.

Section 9     Covenants

Clause 1     Representations and Warranties

The Borrower shall ensure that the representations and warranties contained in this Agreement remain at all times, until repayment of the Loan in full, true and accurate.

Clause 2     Litigation

The Borrower shall promptly provide the Lender with details of any legal action and of all disputes concerning the Borrower which might have a material adverse effect on the Borrower’s financial condition.

Clause 3     Notice of Event of Default

Within 3 days of its occurrence, the Borrower shall give written notice to the Lender of any Event of Default or any other matter which, in the Borrower’s reasonable determination, has resulted or might result in a material adverse change in the Borrower's financial condition.

Clause 4     No Amendments

Unless otherwise provided for herein, the Borrower shall not, without the prior written consent of the Lender, materially amend any agreement executed or to be executed in relation to Agreement and shall not waive, assign, transfer or other dispose of any of its rights thereunder and shall not consent to any waiver, assignation, transfer or disposal by its counterparty; further, the Borrower shall not take any action, either willfully or negligently, which would result in such counterparty having the right to terminate or cancel such agreement.

Clause 5     Other Prohibited Acts

1.	Amendment to its articles of incorporation, dissolution, liquidation, decrease in capital, merger, spin-off, or any other changes to its organization.

Sell or create a security over all, or a material portion of its assets without the prior written consent of the Lender.

Clause 6     Information undertaking

1. The Borrower will furnish or cause to be furnished to Lender either in hard copy or by electronic communication (including by email, internet and intranet websites) the following:

1.

within 30 days after the end of each fiscal month, the unaudited consolidated balance sheet and the related unaudited statement of income of (a) Borrower and (b) Parent and its subsidiaries, on a consolidated basis, as of the end of and for such month, presenting fairly in all material respects the financial condition and results of operations thereof, in accordance with generally accepted accounting principles consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

2.	within 30 days after the beginning of each fiscal year, an annual consolidated budget for Parent and its subsidiaries for such fiscal year prepared on a quarterly basis; and

3.	within 30 days after the end of each fiscal month, a projected cash forecast for Parent and its subsidiaries for the next three months.

2. Other financial information as may be reasonably requested by the Lender.

Clause 7.    Maintenance Covenant

At all times, the total equity of the Borrower as stated in the monthly balance sheet to be submitted to the Lender under Clause 6 of this Section shall not be less than the maximum secured amount stated in Section 7, Clause 1, paragraph (1) (43,300,000,000 KRW); provided, that, Borrower will not be in default of its obligations hereunder if its total equity fall below such minimum threshold for a period of less than 30 days.

Section 10     Events of Default

Clause 1     Events of Default

Each of the following events shall each constitute an Event of Default hereunder:

1.

the failure of Borrower to pay when due (i) any principal of or any accrued but unpaid interest on the Loan or (ii) any other payment due hereunder provided that such failure is not cured within 5 Business Days of the due date;

2.	any warranty or representation made by or on behalf of Borrower under Section 8 above shall prove to have been incorrect or misleading in any material respect when made or deemed to have been made;
3.

any failure of Borrower in the due performance or observation of any covenant, agreement or term binding upon Borrower hereunder, and such failure shall continue unremedied for more than one (1) month after notice thereof shall have been given to Borrower by Lender;

4.	it is or becomes unlawful for Borrower to perform any of its obligations hereunder;
5.	any obligation or obligations of Borrower hereunder or any other documents ancillary hereto are not or ceases to be legal, valid, binding or enforceable and the cessation individually or cumulatively adversely affects the interests of Lender hereunder or any security created hereunder, and upon the Lender’s notification to the Borrower of the foregoing, the Borrower fails to provide additional collateral to the Lender within 1 months of receipt of such notice, the objective value of which is equal to the decrease in value of the security negatively affected; or

6.

any event equivalent to subclauses (1) to (5) above or any other event which could reasonably expected to have a material adversely effect upon the assets or financial conditions of Borrower that would affect the ability of Borrower to perform its obligations hereunder.

Clause 2     Consequences of Events of Default

(1)

Upon the occurrence of any Event of Default described in subclauses (1) or (3) of Clause 1 above, all or part of the Loan, together with accrued interest, and all other amounts accrued or outstanding hereunder shall automatically become immediately due and payable upon the occurrence of any such event.

(2)

Upon the occurrence of any Event of Default (other than those described in subclauses (1) or (3) of Clause 1 above), Lender may by notice to Borrower, all or part of the Loan, together with accrued interest, and all other amounts accrued or outstanding hereunder shall become immediately due and payable on the date of such notice.

(3) On the date of acceleration under subclause (1) or (2) above, Borrower shall pay Lender the amount equal to all outstanding principal of and all accrued but unpaid interest under the Loan, as well as all other costs, fees and other amounts to be paid in relation to the relevant Event of Default.

(4)

Following the acceleration of the Loan under this Clause 2, if Lender reasonably determines that Borrower is in a position to perform its obligations hereunder, then Lender may by written notice to Borrower withdraw its decision to accelerate the Loan as if no such acceleration was made.

Section 11     Governing Law and Dispute Resolution

Clause 1     Governing Law

This Agreement and any and all documents ancillary hereto shall be governed by, and construed in accordance with, the laws of the Republic of Korea.

Clause 2     Dispute Resolution

Seoul Central District Court shall have the exclusive jurisdiction over any suit, action or other disputes arising out of or in relation to this Agreement.

Section 12     Notice

Clause 1     Notice

All notices provided for herein shall be in writing and (i) delivered in person, (ii) mailed (registered or certified mail), sent by facsimile transmission as follows or (iii) any other address designated by the other party at least five (5) Business Days prior to the date of such notice.

If to Lender:

Address:	Daewang Pangyo-ro 644 beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Republic of Korea

With copy to:CFO

Telephone No.: 070-7010-1000

Facsimile No.: 031-622-6501

If to Borrower:

Address:	Daewang Pangyo-ro 644 beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Republic of Korea

With copy to: Finance Team Head

Telephone No.: 070-7010-1050

Facsimile No.: 031-622-6531

Clause 2     Deemed Delivery of Notice

Any notice provided herein shall be deemed delivered (i) on the date of delivery, if delivered in person, (ii) on the date falling three (3) days from delivery, if delivered by mail or (iii) on the date of confirmation of proper receipt, if delivered by facsimile transmission.

Chapter 13     Miscellaneous

Clause 1     Entire Agreement

This Agreement and all documents ancillary hereto embody the entire agreement and understanding between Borrower and Lender with respect to the Loan and supersede and cancel all prior expressions of interest, commitments, agreements and understanding, whether oral or written, relation to the subject matter hereof.

Clause 2     Amendments

Any modification or waiver of any provision of this Agreement shall be effective only with the prior written consent or approval of Lender.

Clause 3     Severability

Any provision of this Agreement which is prohibited or unenforceable under the laws applicable hereto shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or unenforceability of such provision.

Clause 4     Assignment

(1)	Borrower may not assign, transfer or otherwise convey this Agreement or all or any interest or obligation hereunder to any third party without the prior written consent or approval of Lender.

(2)

Lender may, with the prior consent of the Borrower (such consent not to be unreasonably withheld) and by fixed-date stamped notice to Borrower, assign, transfer or otherwise convey this Agreement or all or any interest or obligation hereunder to any third party.

Clause 5     Term

This Agreement shall be effective from the date of this Agreement to and until the payment in full of the Secured Obligations.

Clause 6     Conflict with Other Agreement

If there is any conflict between the terms of this Agreement and any other agreement, this Agreement shall prevail.

Clause 7     Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

(Remainder intentionally left blank; signature pages to follow)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

LenderDASAN NETWORKS, INC.

/s/ Min Woo Nam

Name : Min Woo Nam
Title : Representative Director

BorrowerDASAN NETWORK SOLUTIONS, INC.

/s/ Deuk Yeon Won

Name : Deuk Yeon Won
Title : Representative Director

Appendix 1

Conditions Precedent

1. Borrower

1)	Copies of Articles of Incorporation, commercial register extracts, certificate of corporate seal impression, business registration certificate, shareholders registry and certificate of tax payments;
2)	Copy of board resolution approving the execution of this Agreement and the performance of its obligations thereunder;
3)	(if applicable) copies of certificate of seal impression of the authorized signatory or other evidence equivalent thereto and power of attorney granting such power to such authorized signatory;
4)	Certificate of representative director of Borrower certifying that the documents described in 1) to 3) above are true and accurate copies of its original;
5)	Copy of account passbook of the account to which the Loan will be disbursed; and
6)	Documents detailing the financial condition of the Borrower and Parent.
7)	Other documents reasonably requested by Lender.

2. Security Documents

1)	Share Pledge, the share certificates and the board resolution approving the execution of this Agreement and the performance of its obligations thereunder;
2)	IP Pledge; and
3)	Other documents reasonably requested by Lender.

Appendix 2

List of Personal Property subject to subject to Security Interest

[List of all personal property of Borrower.]

Appendix 3

List of Account Receivables subject to Security Interest

List of Account Receivables

Customer code	Customer	Amount (KRW)
200487	CELKON IMPEX PRIVATE LIMITED	19,945,331,591
400201	DZS JAPAN Inc. (formerly.DNS Japan Inc.)	14,433,561,527
100277	KT Corporation	3,350,439,754
200383	KYOCERA Communication	3,025,580,488
200424	Twoway Communications, Inc.	2,335,945,505
400199	D-Mobile Limited	2,082,776,706
400208	DASAN INDIA Private Limited	1,926,689,891
400207	DASAN Zhone Solutions, Inc.	1,717,796,408
100721	LG Uplus Corp.	1,646,997,602
200160	FIBRAIN(formerly:ELMAT)	1,622,108,254
200102	Nokia Solutions and Networks	1,538,682,163
101408	ICT Net Co., Ltd.	1,208,175,430
100685	N-iTUS Co., Ltd	658,379,711
200369	OPTICOMM	537,336,536
101488	Essentec Netwroks	491,670,960
200490	STAR TELECOM CO.,LTD	326,111,028
200271	VNPT-FUJITSU Telecommunication	218,637,595
200290	OOO NAG	191,755,159
200501	A VIET COMMUNICATION TECHNOLOGY	168,550,165
200520	PT. DEIN INDONESIA	157,031,577
400209	DASAN Vietnam Company Limited	89,913,094
101256	Mitsubishi Electric Korea	82,728,636
101227	SB IT Co., Ltd.	75,839,940
400190	DASAN Networks Inc.	68,628,300
200507	OPTERNA TECHNOLOGIES PRIVATE	65,491,347
200107	Nokia Siemens Networks Oy	60,021,386

200421	Yatanarpon Teleport Public Co.,Ltd	43,983,750
200514	VIETTEL (CAMBODIA) PTE. LTD	38,999,404
101486	BKI	24,667,322
100866	IDIS. Ltd	18,031,271
200506	Sterlite Technologies Limited	7,440,122
100986	ITG	6,600,000
200380	PT. Infotech Digital System	5,339,040
100306	KT Commerce Corp.	1,110,000
200468	Bittel Asia Pte Ltd	1,038,276
400140	HANDYSOFT	660,000
101049	ST Solution	440,000
200522	Universal Communications Group	258,214
101485	GANAN NTC	2
100920	SK Network Service	0
100938	SOLiD	0
101022	NP-TECH Inc.	0
101370	Gaia E&C Co., Ltd.	0
101465	E-One IT.	0
200431	DIGITAL CONTENT SERVICE	-34,240
200524	Leedtek Electronics Company Limited	-799,000
100312	SK broadband Co.	-32,472,288
200408	M1 Communication One Member Limited	-566,712,592
		57,574,730,034

Appendix 4

List of Intellectual Property Subject to Pledge

No	Application No	Application date	Registration No	Registration date	Title	Inventor	Applicant/ Obligee
1	10-2000-0065418	2000.11.04	0459951	2004.11.25	Method and apparatus of server load balancing using MAC address translation	Yoon, Jeong-gu	Dasan Networks Inc Dasan Network Solutions, Inc
2	10-2000-0066267	2000.11.08	0456164	2004.10.29	method and apparatus of distributing IP addresses to the clients in DHCP system	Lee, Seung-dong	Dasan Networks Inc Dasan Network Solutions, Inc
3	10-2000-0067261	2000.11.13	0458986	2004.11.19	Method and apparatus of Digital Subscriber Line Access Multiplexer using IP addresses	Nam, Min-woo	Dasan Networks Inc Dasan Network Solutions, Inc
4	10-2001-0032601	2001.06.11	10-0378522	2003.03.19	Apparatus for securing of Network	Nam, Min-woo	Dasan Networks Inc Dasan Network Solutions, Inc
5	10-2001-0032600	2001.06.11	10-0379130	2003.03.26	Apparatus for wireless telecommunication	Nam, Min-woo	Dasan Networks Inc Dasan Network Solutions, Inc
6	10-2003-0025230	2003.04.21	10-0539163	2005.12.21	Network Equipment with traffic control facility	Shin, Dong-chul	Dasan Networks Inc Dasan Network Solutions, Inc
7	10-2007-0050946	2007.05.25	10-0885809	2009.02.20.	AN OPTICAL ETHERNET APPARATUS HAVING A REMOTE CONTROL	Lee, Jae-hyung, Lee, Won-shik	Dasan Networks Inc Dasan Network Solutions, Inc
8	10-2007-0050947	2007.05.25	10-0887927	2009.03.03	OPTICAL NETWORK TERMINAL HAVING A SELF DIAGNOSIS	Lee, Jae-hyung, Lee, Won-shik	Dasan Networks Inc Dasan Network Solutions, Inc

9	10-2007-0056771	2007.06.11	10-0906603	2009.07.01	Power providing apparatus with the ability of settling a moment power failure problem	Lee, Jae-hyung, Lee, Won-shik, Cho, Jae-bok	Dasan Networks Inc Dasan Network Solutions, Inc
10	10-2007-0071353	2007.07.16	10-0888398	2009.03.05	SYSTEM FOR A OPERATING PACKET DATA COMMUNICATION NETWORK	Lee, Jae-hyung, Lee, Won-shik	Dasan Networks Inc Dasan Network Solutions, Inc
11	10-2007-0077961	2007.08.03	10-0891288	2009.03.24	method and apparatus for avoiding allocation of duplicate IP address	Seo, Ju-yeon	Dasan Networks Inc Dasan Network Solutions, Inc
12	10-2007-0080811	2007.08.10	10-0914635	2009.08.24	OPTICAL LINE TERMINATION	Moon, Sang-chul, Lee, Ho-shin, Lee, Jae-hyung	Dasan Networks Inc Dasan Network Solutions, Inc
13	10-2007-0080808	2007.08.10	10-0883575	2009.02.06	static routing method and packet routing apparatus implementing the same method	Baek, Seong-woo	Dasan Networks Inc Dasan Network Solutions, Inc
14	10-2007-0086067	2007.08.27	10-0914665	2009.08.24	apparatus for optical line terminal and apparatus for optical network terminal	Moon, Sang-chul, Lee, Ho-shin, Lee, Jae-hyung, Ahn, Hyun-il	Dasan Networks Inc Dasan Network Solutions, Inc
15	10-2007-0086292	2007.08.27	10-0915317	2009.08.27	Optical Network Unit and Power control method for it's optical transceiver	Lee, Jae-hyung, , Lee, Ho-shin, Moon, Sang-chul, Lee, Byeong-chan	Dasan Networks Inc Dasan Network Solutions, Inc
16	10-2007-0086291	2007.08.27	10-0912019	2009.08.06	APPARATUS FOR SWITCHING DUPLICATE PATH IN FIBER OPTIC TELECOMMUNICATION SYSTEM	Han, Seo-ho	Dasan Networks Inc Dasan Network Solutions, Inc
17	10-2007-0087852	2007.08.30	10-0919256	2009.09.21	apparatus for having layer 3 switching function and network apparatus for having switching function	Lee, Kwang-hee	Dasan Networks Inc Dasan Network Solutions, Inc
18	10-2007-0087846	2007.08.30	10-0890354	2009.03.18	apparatus for managing forwarding table for layer 3 switching and algorithm for managing forwarding table	Lee, Kwang-hee	Dasan Networks Inc Dasan Network Solutions, Inc

19	10-2007-0089167	2007.09.03	10-0925678	2009.11.02	apparatus for optical line terminal and apparatus for optical network terminal	Lee, Jae-hyung,, Moon, Sang-chul Lee, Ho-shin	Dasan Networks Inc Dasan Network Solutions, Inc
20	10-2007-0090017	2007.09.05	10-0904160	2009.06.16	APPARATUS FOR PROTECTING BATTERY IN COMMUNICATION SYSTEM	Choi, Seong-wook	Dasan Networks Inc Dasan Network Solutions, Inc
21	10-2007-0098711	2007.10.01	10-0941118	2010.02.01	apparatus having layer 3 switching function	Lee, Seung-dong	Dasan Networks Inc Dasan Network Solutions, Inc
22	10-2007-0104757	2007.10.17	10-0901347	2009.06.01	Set Top Box and Multimedia contents service server had a function of dual looking and listening	Kim, Young-dong	Dasan Networks Inc Dasan Network Solutions, Inc
23	10-2007-0106022	2007.10.22	10-0946162	2010.03.02	server for Dynamic Host Configuration Protocol	Nam, Gyeong-wan	Dasan Networks Inc Dasan Network Solutions, Inc
24	10-2007-0106016	2007.10.22	10-0942719	2010.02.09	apparatus having Dynamic Host Configuration Protocol - Snooping function	Choi, Mi-ji	Dasan Networks Inc Dasan Network Solutions, Inc
25	10-2007-0106021	2007.10.22	10-0958283	2010.05.10	apparatus having Dynamic Host Configuration Protocol - Snooping function	Shin, Hyeon-jae	Dasan Networks Inc Dasan Network Solutions, Inc
26	10-2007-0109921	2007.10.31	10-0969816	2010.07.06	network apparatus for coping with disorder	Park, Gwang-hyeon, Lee,Seung-ho, Kim,Dong-woo	Dasan Networks Inc Dasan Network Solutions, Inc
27	10-2007-0118892	2007.11.21	10-0953510	2010.04.12	apparatus having function for managing restart information	Lee,Jong-guk	Dasan Networks Inc Dasan Network Solutions, Inc
28	10-2008-0015714	2008.02.21	10-0914256	2009.08.20	network terminal apparatus for IP TV service	Nam, Gyeong-wan	Dasan Networks Inc Dasan Network Solutions, Inc

29	10-2008-0026755	2008.03.24	10-0958803	2010.05.12	Jitter buffering apparatus and method thereof	Lee, Seung-dong	Dasan Networks Inc Dasan Network Solutions, Inc
30	10-2008-0029688	2008.03.31	10-0947759	2010.03.09	MALFUNCTION DETECTION APPARATUS AND MULTI-BOARD SYSTEM USING THE SAME	Lee,Jeong-woo, Bae,Chul-min	Dasan Networks Inc Dasan Network Solutions, Inc
31	10-2008-0031442	2008.04.04	10-0938576	2010.01.18	network apparatus	Choi, Seong-wook	Dasan Networks Inc Dasan Network Solutions, Inc
32	10-2008-0040000	2008.04.29	10-0929132	2009.11.23	Communication error processing apparatus and method for a subscriber's equipment on Passive Optical Network based on L3/L2 network	Ahn, Hyun-il	Dasan Networks Inc Dasan Network Solutions, Inc
33	10-2008-0041242	2008.05.02	10-0976446	2010.08.11	METHOD OF MANAGING MENU STRUCTURE ADAPTIVELY IN INTERNET TELEVISION BROADCASTING	Choi, Bo-gyeong	Dasan Networks Inc Dasan Network Solutions, Inc
34	10-2008-0049725	2008.05.28	10-0952875	2010.04.07	OPTICAL NETWORK UNIT	Moon, Sang-chul,	Dasan Networks Inc Dasan Network Solutions, Inc
35	10-2008-0049826	2008.05.28	10-0988498	2010.10.12	network terminal apparatus	Nam, Gyeong-wan	Dasan Networks Inc Dasan Network Solutions, Inc
36	10-2008-0058743	2008.06.23	10-0971092	2010.07.13	apparatus for Internet Group Management Protocol Proxy	Nam, Gyeong-wan	Dasan Networks Inc Dasan Network Solutions, Inc
37	10-2008-0062628	2008.06.30	10-0975018	2010.08.04	apparatus for Internet Group Management Protocol Proxy	Shin,Hyeon-jae	Dasan Networks Inc Dasan Network Solutions, Inc
38	10-2008-0074103	2008.07.29	10-0982907	2010.09.13	Optical Network Device and monitoring method thereof	Jeon,Chang-seob	Dasan Networks Inc Dasan Network Solutions, Inc

39	10-2008-0077335	2008.08.07	10-0986977	2010.10.05	network apparatus for preventing from port mis-connection	Lee,Bo-gil, Lee,Pil-shin	Dasan Networks Inc Dasan Network Solutions, Inc
40	10-2008-0080306	2008.08.18	10-0990634	2010.10.22	operating method for IPTV receiver	Park,Jong-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
41	10-2008-0080829	2008.08.19	10-0959834	2010.05.18	Network end apparatus and data processing method	Lee,Bo-gil	Dasan Networks Inc Dasan Network Solutions, Inc
42	10-2008-0088185	2008.09.08	10-0970367	2010.07.08	operating method for residential gateway	Kim,Tae-hoon	Dasan Networks Inc Dasan Network Solutions, Inc
43	10-2008-0088276	2008.09.08	10-0977399	2010.08.17	Method and apparatus of processing DHCP packet in dynamic IP address allocation for reducing network load	Park,Jong-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
44	10-2008-0093243	2008.09.23	10-0983222	2010.09.14	Method for providing a content data, method for receiving a content data and system for providing a content data	Kim,Tae-hoon, Lee,Dong-hun	Dasan Networks Inc Dasan Network Solutions, Inc
45	10-2008-0095957	2008.09.30	10-0994356	2010.11.09	Communication system and method	Jeon,Chang-seob	Dasan Networks Inc Dasan Network Solutions, Inc
46	10-2008-0106619	2008.10.29	10-0984633	2010.09.27	IPTV receiver and operating method for IPTV receiver	Lee,Dong-hun, Lee,Ho-jeong	Dasan Networks Inc Dasan Network Solutions, Inc
47	10-2008-0120446	2008.12.01	10-0992798	2010.11.02	apparatus for optical network terminal	Lee,Bo-gil	Dasan Networks Inc Dasan Network Solutions, Inc
48	10-2008-0128985	2008.12.18	10-1056030	2011.08.04	apparatus for Internet Group Management Protocol Proxy	Park,Jong-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc

49	10-2009-0040332	2009.05.08	10-1021151	2011.03.03	METHOD AND APPARATUS FOR MANAGING NOS INSTALLED TO NETWORK DEVICE	Baek, Seong-woo	Dasan Networks Inc Dasan Network Solutions, Inc
50	10-2009-0040900	2009.05.11	10-1063162	2011.09.01	REMOTE CONTROL UNIT AND DATA FILE REPRODUCTION SYSTEM USING REMOTE CONTROL UNIT	Song,Min-chul	Dasan Networks Inc Dasan Network Solutions, Inc
51	10-2009-0092298	2009.09.29	10-1088630	2011.11.25	OPTICAL NETWORK TERMINAL AND METHOD FOR DETECTING ROGUE OPTICAL NETWORK TERMINAL	Na,Yu-shik,	Dasan Networks Inc Dasan Network Solutions, Inc
52	10-2009-0095557	2009.10.08	10-1089555	2011.11.29	Optical Line Termination, Optical Network Terminal and Passive Optical Network	Yoo,Seong-hun, Lee,Tae-san	Dasan Networks Inc Dasan Network Solutions, Inc
53	10-2010-0024734	2010.03.19	10-1113376	2012.02.01	SET TOP BOX, MOBILE TERMINAL AND METHOD FOR AUTHENTICATING SET TOP BOX	Kim,Gi-chul	Dasan Networks Inc Dasan Network Solutions, Inc
54	10-2010-0044507	2010.05.12	10-1091568	2011.12.02	OPTICAL COMMUNICATION APPARTUS, OPTICAL TRANSCEIVER PLACED IN OPTICAL COMMUNICATION APPARTUS AND METHOD TO CONTROL OPTICAL TRANSMISSION IN OPTICAL COMMUNICATION APPARTUS	Lee,Bo-gil	Dasan Networks Inc Dasan Network Solutions, Inc
55	10-2010-0058548	2010.06.21	10-1055163	2011.08.02	APPARATUS FOR ETHERNET SWITCH OF USING VARIOUS PHY CHIP	Kim,Seung-gyeong	Dasan Networks Inc Dasan Network Solutions, Inc
56	10-2010-0059651	2010.06.23	10-1106458	2012.01.10	Apparatus for optical module of ONU	Park,Geon-woo	Dasan Networks Inc Dasan Network Solutions, Inc
57	10-2010-0060787	2010.06.25	10-1048273	2011.07.05	Clock selection method for a lower level apparatus below an Optical Network Terminal of the Passive Optical Network	Bae,Chul-min	Dasan Networks Inc Dasan Network Solutions, Inc
58	10-2010-0098167	2010.10.08	10-1104626	2012.01.04	METHOD AND APPARATUS FOR SERCHING MANAGED OBJECT IN SIMPLE NETWORK MANAGEMENT PROTOCOL	Han il	Dasan Networks Inc Dasan Network Solutions, Inc

59	10-2010-0100154	2010.10.14	10-1106036	2012.01.09	MANAGEMENT METHOD AND APPARATUS OF ONT FOR PON	Lee,Bo-gil Na,Yu-shik	Dasan Networks Inc Dasan Network Solutions, Inc
60	10-2011-0009628	2011.01.31	10-1212448	2012.12.10	Virtual group Managing device for providing Electronic Program Guide for prefer broadcast channels to user	Park,Mi-sun	Dasan Networks Inc Dasan Network Solutions, Inc
61	10-2011-0035240	2011.04.15	10-1176798	2012.08.20	METHOD FOR CLOCK SYNCHRONIZATION BETWEEN SLAVE AND MASTER	Song,Min-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
62	10-2011-0117187	2011.11.10	10-1266371	2013.05.15	OPTICAL NETWORK TERMINAL AND METHOD FOR CONFIGURING DUAL OPTICAL NETWORK USING THE OPTICAL NETWORK TERMINAL	Yoon,Sang-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
63	10-2011-0119804	2011.11.16	10-1265044	2013.05.10	FLOW BASED QoS SUPPORTING APPARATUS IN DiffServ	Lee,Kwang-hee	Dasan Networks Inc Dasan Network Solutions, Inc
64	10-2012-0007849	2012.01.26	10-1339682	2013.12.04	INTELLIGENT ASSOCIATION BLOCKING BAND STEERING METHOD AND SYSTEM THEREOF	Kim,Yeon-gyeong	Dasan Networks Inc Dasan Network Solutions, Inc
65	10-2012-0011849	2012.02.06	10-1276077	2013.06.12	AP DESIGN SYSTEM FOR ACCESS MANAGEMENT MULTIPLE STATION, AND METHOD FOR ACCESS MANAGEMENT OF MULTIPLE STATION AP	Kang,Shin-soek	Dasan Networks Inc Dasan Network Solutions, Inc
66	10-2012-0012634	2012.02.08	10-1335306	2013.11.26	SYSTEM AND METHOD FOR SETTING NAT DHCP IP OF PLURAL TERMINAL IN AP	Lee,Sang-soo	Dasan Networks Inc Dasan Network Solutions, Inc
67	10-2012-0025752	2012.03.13	10-1323128	2013.10.23	APPARATUS AND METHOD OF TIME SYNCHRONIZATION BY AUTOMATICLLY CONTROLLING SENDING MESSAGE COUNT OF MASTER	Park,Geon-woo, Moon, Sang-chul,	Dasan Networks Inc Dasan Network Solutions, Inc
68	10-2012-0030696	2012.03.26	10-1318156	2013.10.08	METHOD FOR PROTECTION SWITCHING IN ETHERNET RING NETWORK	Shin, Dong-chul	Dasan Networks Inc Dasan Network Solutions, Inc

69	10-2012-0030697	2012.03.26	10-1361502	2014.02.05	APPARATUS FOR ETHERNET SWITCH	Lee, Byeong-chan	Dasan Networks Inc Dasan Network Solutions, Inc
70	10-2012-0053443	2012.05.21	10-1353384	2014.01.14	A Network Load Reduction Method Using CCM	Shin, Dong-chul	Dasan Networks Inc Dasan Network Solutions, Inc
71	10-2012-0060546	2012.06.05	10-1407271	2014.06.09	Duplex network system	Song,Young-ha	Dasan Networks Inc Dasan Network Solutions, Inc
72	10-2012-0117441	2012.10.22	10-1440271	2014.09.04	METHOD AND SYSTEM FOR PROCESSING PACKET	Lee, Seung-dong, Song,Young-ha	Dasan Networks Inc Dasan Network Solutions, Inc
73	10-2013-0008196	2013.01.24	10-1505810	2015.03.19	Phone terminal having two or more settlement scenarios	Lee,Geun-seok	Dasan Networks Inc Dasan Network Solutions, Inc
74	10-2013-0008195	2013.01.24	10-1542474	2015.07.31	VoIP terminal having a function of credit card settlement, settlement processing system using a VoIP terminal and settlement processing method using a VoIP terminal	Jeon,Byeong-guk	Dasan Networks Inc Dasan Network Solutions, Inc
75	10-2013-0015516	2013.02.13	10-1533223	2015.06.26	Content sale system	Kim,Jin-hee	Dasan Networks Inc Dasan Network Solutions, Inc
76	10-2013-0018181	2013.02.20	10-1446013	2014.09.24	Settlement processing system and method using a VoIP terminal	Lee,Geun-ho	Dasan Networks Inc Dasan Network Solutions, Inc
77	10-2013-0065930	2013.06.10	10-1456140	2014.10.23	DETERMINING METHOD FOR PACKET FLOW IN VLAN AND VLAN SYSTEM USING ENERGY SAVING FLOW	Lee,Sang-san	Dasan Networks Inc Dasan Network Solutions, Inc
78	10-2013-0140130	2013.11.18	10-1607077	2016.03.23	Wireless communication apparatus having a function of noise suppression	Lee,Min-ho Lee, Seung-dong,	Dasan Networks Inc Dasan Network Solutions, Inc

79	10-2014-0005707	2014.01.16	10-1536555	2015.07.08	Network switch with address configuration function of terminals	Park,Jae-sang Lee, Seung-dong,	Dasan Networks Inc Dasan Network Solutions, Inc
80	10-2014-0015676	2014.02.11	10-1536902	2015.07.09	Subscriber''s line open management system for optical network	Lee,Jeong-chan	Dasan Networks Inc Dasan Network Solutions, Inc
81	10-2014-0042586	2014.04.09	10-1586624	2016.01.13	Optical line terminal and time synchronization method in the optical line terminal	Moon, Sang-chul, Lee, Seung-dong,	Dasan Networks Inc Dasan Network Solutions, Inc
82	10-2014-0131733	2014.09.30	10-1588176	2016.01.19	Firmware upgrade system	Ham,Dae-hoon	Dasan Networks Inc Dasan Network Solutions, Inc
83	10-2014-0141039	2014.10.17	10-1627082	2016.05.30	Communication relay system	Ham,Dae-hoon	Dasan Networks Inc Dasan Network Solutions, Inc
84	10-2014-0145503	2014.10.24	10-1589011	2016.01.21	Passive Optical Network system for improving impossibility of communication by flooding and improving method for impossibility of communication by flooding thereof	Cho,Won-hyeong	Dasan Networks Inc Dasan Network Solutions, Inc
85	10-2014-0181673	2014.12.16	10-1712370	2017.02.27	Ethernet device and system for supporting error packet analysis	Lee,Min-ho	Dasan Networks Inc Dasan Network Solutions, Inc
86	10-2015-0036085	2015.03.16	10-1699218	2017.01.18	Wireless ad-hoc network system able to transmit power	Lee,Sang-jo	Dasan Networks Inc Dasan Network Solutions, Inc
87	10-2015-0041686	2015.03.25	10-1685892	2016.12.07	Virtual device network system	Lee,Seung-ho/ Lee/ Chang-geun	Dasan Networks Inc Dasan Network Solutions, Inc
88	10-2015-0053384	2015.04.15	10-1742951	2017.05.29	Network switch with MAC/IP assignment protocol	Lee,Min-ho /Kim,Bo-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc

89	10-2015-0137837	2015.09.30	10-1697059	2017.01.11	Time synchronization method for Telecommunication Network	Lee, Seung-dong, Kim,Dong-woo, Moon, Sang-chul, Cho,Hee-seong, Kim,Bo-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
90	10-2016-0041422	2016.04.05	10-1828234	2018.02.06	Electronic Control Unit	Kim,Bo-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
91	10-2016-0062291	2016.05.20	10-1789022	2017.10.17	WiFi node in a car and WiFi connecting method thereof	Kim,Bo-hyeon	Dasan Networks Inc Dasan Network Solutions, Inc
92	10-2016-0117563	2016.09.12	10-1833894	2018.02.23	Time synchronization method for PON Network	Lee, Seung-dong,, , Kim,Dong-woo, Moon, Sang-chul,, Kim,Jin-ho	Dasan Network Solutions, Inc
93	10-2017-0071828	2017.06.08	10-1783593	2017.09.26	Optical Ethernet apparatus	Moon, Sang-chul,/ Lee, Byeong-chan	Dasan Networks Inc Dasan Network Solutions, Inc

Trade Mark Right List

No	Origin	Application No (Application date)	Registration No (Registration date)	Emblem	Type	Remark	Applicant
1	Republic of Korea	40-2018-0008477 (2018.01.18)	40-1410780 (2018.10.26)		Trade Mark	제09류

OTT set-top box, TV set-top box, IPTV set-top box, IP router, Broad Network router, switch router, Network router, wireless tele-communication devices (router), computer-networking hub/switch and router, wireless AP, wireless LAN AP, optical network, network control devices, data-transmitting network, communication network, home-network devices, set-top box, smart set-top box, digital set-top box for satellite broadcasting, network management server

Dasan Network Solutions, Inc